                                AIM FUNDS GROUP
                         AIM INTERNATIONAL FUNDS, INC.

--------------------------------------------------------------------------------
             ***ADJOURNMENT NOTICE-IMMEDIATE ATTENTION REQUIRED***
--------------------------------------------------------------------------------


Dear Shareholder:

We are writing to inform you that the Special Meetings of Shareholders for certain of the mutual funds in The AIM Family of Funds--Registered Trademark--, originally scheduled to take place on May 3, 2000, was adjourned until 3 p.m. on MAY 31, 2000 with respect to certain proposals on the proxy statement. The reason for this adjournment is to give shareholders additional time to vote their shares. Since we are rapidly approaching the new meeting date and the Funds' records still indicate that we have not yet received voting instructions from you, please take the time to vote your shares now. THE BOARDS OF DIRECTORS OR TRUSTEES OF THE FUNDS HAVE UNANIMOUSLY APPROVED THESE PROPOSALS BECAUSE THEY BELIEVE THAT THEY ARE IN THE BEST INTERESTS OF THE FUNDS' SHAREHOLDERS AND RECOMMENDS A VOTE IN FAVOR.


                      PLEASE TAKE THE TIME AND VOTE TODAY!
                      -----------------------------------

For your convenience, we have established four easy methods by which to register your vote:

[PHONE]     1.  BY PHONE:       Please call Shareholder Communications
                                Corporation toll free at 1-800-609-6554.
                                Representatives are available to take your vote
                                Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m.
                                to 6:00 p.m. Eastern Time.

[COMPUTER]  2.  BY INTERNET:    Visit www.aimfunds.com, Online Proxy Voting
                                Icon, and enter the 12-digit control number located on your proxy card.

[PHONE]     3.  BY TOUCH-TONE:  Dial 1-800-605-9205 and enter the 12-digit control number located on your proxy card and follow the simple directions.

[MAILBOX]   4.  BY MAIL:        Return your executed proxy in the enclosed
                                postage paid envelope immediately so that it will be received by May 31, 2000.


For the reasons set forth in the Proxy Statement, your Board believes all the proposals are in the best interests of all shareholders and recommends that you vote "FOR" all proposals.

If you have any questions or need additional information concerning the proxy, please call SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-609-6554.


Thank you for your prompt attention.
                                                                            REG

                             AIM EQUITY FUNDS, INC.
                               AIM FUNDS GROUP
                        AIM INTERNATIONAL FUNDS, INC.

--------------------------------------------------------------------------------
             ***ADJOURNMENT NOTICE-IMMEDIATE ATTENTION REQUIRED***
--------------------------------------------------------------------------------


Dear Shareholder:

We are writing to inform you that the Special Meetings of Shareholders for certain of the mutual funds in The AIM Family of Funds--Registered Trademark--, originally scheduled to take place on May 3, 2000, was adjourned until 3 p.m. on MAY 31, 2000 with respect to certain proposals on the proxy statement. The reason for this adjournment is to give shareholders additional time to vote their shares. Since we are rapidly approaching the new meeting date and the Fund's records still indicate that we have not yet received voting instructions from you, please take the time to vote your shares now. THE BOARDS OF DIRECTORS OR TRUSTEES OF THE FUNDS HAS UNANIMOUSLY APPROVED THESE PROPOSALS BECAUSE THEY BELIEVE THAT THEY ARE IN THE BEST INTERESTS OF THE FUND'S SHAREHOLDERS AND RECOMMENDS A VOTE IN FAVOR.


                      PLEASE TAKE THE TIME AND VOTE TODAY!
                      -----------------------------------

For your convenience, we have established three easy methods by which to register your vote:

[PHONE]     1.  BY PHONE:       Please call Shareholder Communications
                                Corporation toll free at 1-800-611-6086.
                                Representatives are available to take your vote
                                Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m.
                                to 6:00 p.m. Eastern Time.

[COMPUTER]  2.  BY INTERNET:    Visit www.proxyvote.com and enter the 12-digit
                                control number located on your proxy card.

[MAILBOX]   4.  BY MAIL:        Return your executed proxy in the enclosed
                                postage paid envelope immediately so that it will be received by May 31, 2000.


For the reasons set forth in the Proxy Statement, your Board believes all the proposals are in the best interests of all shareholders and recommends that you vote "FOR" all proposals.

If you have any questions or need additional information concerning the proxy, please call SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-611-6086.



Thank you for your prompt attention.
                                                                           NOBO

                            AIM EQUITY FUNDS, INC.
                                AIM FUNDS GROUP
                         AIM INTERNATIONAL FUNDS, INC.

--------------------------------------------------------------------------------
             ***ADJOURNMENT NOTICE-IMMEDIATE ATTENTION REQUIRED***
--------------------------------------------------------------------------------


Dear Shareholder:

We are writing to inform you that the Special Meetings of Shareholders for certain of the mutual funds in The AIM Family of Funds--Registered Trademark--, originally scheduled to take place on May 3, 2000, was adjourned until 3 p.m. on MAY 31, 2000 with respect to certain proposals on the proxy statement. The reason for this adjournment is to give shareholders additional time to vote their shares. Since we are rapidly approaching the new meeting date and the Funds' records still indicate that we have not yet received voting instructions from you, please take the time to vote your shares now. THE BOARDS OF DIRECTORS OR TRUSTEES OF THE FUNDS HAVE UNANIMOUSLY APPROVED THESE PROPOSALS BECAUSE THEY BELIEVE THAT THEY ARE IN THE BEST INTERESTS OF THE FUNDS' SHAREHOLDERS AND RECOMMENDS A VOTE IN FAVOR.


                      PLEASE TAKE THE TIME AND VOTE TODAY!
                      -----------------------------------

For your convenience, we have established four easy methods by which to register your vote:

[PHONE]     1.  BY TOUCH-TONE:  Dial the toll-free number found on your proxy card and follow the simple directions.

[COMPUTER]  2.  BY INTERNET:    Visit www.proxyvote.com and enter the 12-digit
                                control number located on your proxy card.

[MAILBOX]   4.  BY MAIL:        Return your executed proxy in the enclosed
                                postage paid envelope immediately so that it will be received by May 31, 2000.


For the reasons set forth in the Proxy Statement, your Board believes all the proposals are in the best interests of all shareholders and recommends that you vote "FOR" all proposals.

If you have any questions or need additional information concerning the proxy please call SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-611-6086


Thank you for your prompt attention.
                                                                            OBO